SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 7, 2005

                             BROOKLINE BANCORP, INC.
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      0-23695                04-3402944
           --------                      -------                ----------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                     Identification No.)


160 Washington Street, Brookline, Massachusetts                       02447
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:   (617) 730-3500
                                                      --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01       Completion of Acquisition or Disposition of Assets.
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     On January 7, 2005,  the merger (the  "Merger") of Mystic  Financial,  Inc.
("MFI") with and into Brookline Bancorp, Inc. ("Brookline"), as contemplated by the Agreement and Plan of Merger dated as of July 7, 2004 by and between Brookline and MFI (the "Agreement"), was completed. In accordance with the Agreement, 60% of the outstanding shares of common stock of MFI were exchanged for shares of Brookline common stock at an exchange rate of 2.6786 shares of Brookline common stock per share of MFI common stock (with cash paid in lieu of fractional shares at a rate of $15.978 per whole share) and 40% of the outstanding shares of MFI common stock were exchanged for cash at a rate of $39.00 per share. The aggregate consideration paid in the merger consisted of approximately $24.4 million in cash (including cash paid in lieu of fractional shares), approximately $3.9 million for the cancellation of outstanding MFI options, and approximately 2,516,724 shares of Brookline common stock. The transaction was accounted for using the purchase method of accounting.

     The preceding is qualified in its entirety by reference to the Agreement, attached as Exhibit 2.1 to this Form 8-K, and two press releases, attached as Exhibits 99.1 and 99.2 to this Form 8-K, which are incorporated by reference herein.

Item 2.03       Creation of a Direct Financial Obligation or an Obligation under
                ----------------------------------------------------------------
                an Off-Balance Sheet Arrangement of a Registrant.
                -------------------------------------------------

     (a) As a result of the Merger, on January 7, 2005, Brookline succeeded to and became obligated on (i) $5.0 million in floating-rate subordinated debentures issued by MFI and scheduled to mature in 2032 (the "2032 debentures") and (ii) $7.0 million in floating-rate subordinated debentures issued by MFI and scheduled to mature in 2033 (the "2033 debentures"). Both issues of debentures are callable at the option of Brookline and interest payments on both issues may be deferred at Brookline's option for up to five years. Interest on the 2032 debentures is payable semi-annually at a floating rate of six-month LIBOR plus 3.70%. Interest on the 2033 debentures is payable quarterly at a floating rate of three-month LIBOR plus 3.25%.

     The Junior Subordinated Indenture between MFI and The Bank of New York, as trustee, dated as of February 14, 2003 to which Brookline succeeded and that relates to the 2033 debentures is incorporated herein by reference in Exhibit
99.5. The Subordinated Indenture between MFI and Wilmington Trust Company, as trustee, dated as of April 10, 2002 to which Brookline succeeded and that relates to the 2032 debentures is incorporated herein by reference in Exhibit 99.6.

Item 5.02       Departure of Directors or Principal Officers; Election of
                ----------------------------------------------------------
                Directors; Appointment of Principal Officers.
                ---------------------------------------------

     (d) Pursuant to Section 2.5 of the Agreement, Brookline agreed to appoint one member of MFI's Board of Directors to Brookline's Board of Directors. Brookline has selected John J. McGlynn, with the appointment to be effective at

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the January 20, 2005 meeting of the Brookline Board of Directors. Mr. McGlynn is expected to be appointed as a Board member for a term of office expiring at the annual meeting of stockholders expected to be held in April 2005. Mr. McGlynn also is expected to be nominated by Brookline to its Board of Directors to serve for a three-year term if elected by stockholders at the April 2005 annual meeting of stockholders. Mr. McGlynn is not party to any transaction that would be required to be reported under Item 404(a) of Regulation S-K.

Item 9.01.      Financial Statements and Exhibits

     (a)  Financial statements of business acquired.

          (i) The Audited Consolidated Balance Sheets at June 30, 2004 and 2003 and the Audited Consolidated Statements of Income for the years ended June 30, 2004, 2003 and 2002 of MFI are incorporated herein by reference by Exhibit 99.3.

          (ii) The Unaudited Consolidated Balance Sheets at September 30, 2004 and the Unaudited Consolidated Statements of Income for the three months ended September 30, 2004 are incorporated herein by reference by Exhibit 99.4.

     (b)  Pro forma financial information.

          (i) Unaudited Combined Condensed Consolidated Pro Forma Financial Data will be provided by Brookline by an amendment to this Form 8-K not later than 71 days after the date that this Form 8-K must be filed.

     (c)  Exhibits.

          Exhibit No.      Description
          -----------      -----------

              2.1 Agreement and Plan of Merger, dated as of July 7, 2004, by and between Brookline Bancorp, Inc. and Mystic Financial, Inc. (incorporated by reference to
                           Exhibit 99.2 to Brookline Bancorp, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 9, 2004 (Commission File No. 0-23695)).

              99.1         Brookline Bancorp, Inc. press release dated January
                           7, 2005.

              99.2         Brookline Bancorp, Inc. press release dated January
                           10, 2005

              99.3 Audited Consolidated Financial Statements of Mystic Financial, Inc. (incorporated by reference to Mystic Financial, Inc.'s Annual

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                           Report on Form 10-K filed with the Securities and
                           Exchange Commission on September 21, 2004 (Commission File No. 0-23533)).

              99.4 Unaudited Consolidated Financial Statements of Mystic Financial, Inc. (incorporated by reference to Mystic Financial, Inc.'s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 15, 2004 (Commission File No. 0-23533)).

              99.5 Junior Subordinated Indenture dated as of February 14, 2003 (incorporated by reference to Exhibit 10.22 of Mystic Financial, Inc.'s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 21, 2004 (Commission File No. 0-23533)).

              99.6 Subordinated Indenture dated as of April 10, 2002 (incorporated by reference to Exhibit 10.16 of Mystic Financial, Inc.'s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 21, 2004 (Commission File No. 0-23533)).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           BROOKLINE BANCORP, INC.



Date:   January 11, 2005               By: /s/ Paul R. Bechet
                                           -------------------------------------
                                           Paul R. Bechet
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer





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                                  EXHIBIT INDEX

The following exhibits are filed as part of this report:


        Exhibit No.     Description
        -----------     -----------

           99.1         Brookline Bancorp, Inc. press release dated January 7,
                        2005.

           99.2         Brookline Bancorp, Inc. press release dated January 10,
                        2005.